Merrill Lynch & Co., Inc.	Exhibit 99.1
Preliminary Unaudited Earnings Summary	Attachment I

(In millions, except per share amounts)

	For the Three Months Ended			Percent Inc / (Dec)
	Dec. 26 2008	Sept. 26, 2008	Dec. 28 2007	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Revenues
Principal transactions	$(13,109)	$(6,573)	$(12,596)	N/M	%	N/M	%
Commissions	1,450	1,745	1,924	(17)		(25)
Managed accounts and other fee-based revenues	1,295	1,395	1,440	(7)		(10)
Investment banking	813	845	1,267	(4)		(36)
Earnings from equity method investments	(430)	4,401	531	N/M		N/M
Other (1)	(3,390)	(2,986)	(2,304)	N/M		N/M

Subtotal	(13,371)	(1,173)	(9,738)	N/M		N/M
Interest and dividend revenues	4,624	9,019	14,170	(49)		(67)
Less interest expense	3,804	7,830	12,624	(51)		(70)

Net interest profit	820	1,189	1,546	(31)		(47)

Revenues, net of interest expense	(12,551)	16	(8,192)	N/M		N/M

Non-interest expenses
Compensation and benefits	3,830	3,483	4,339	10		(12)
Communications and technology	534	546	597	(2)		(11)
Occupancy and related depreciation	316	314	306	1		3
Professional fees	311	242	311	29		0
Brokerage, clearing, and exchange fees	289	348	395	(17)		(27)
Advertising and market development	151	159	249	(5)		(39)
Office supplies and postage	55	48	64	15		(14)
Other (2)	3,493	588	467	N/M		N/M
Payment related to price reset on common stock offering	—	2,500	—	N/M		N/M
Restructuring charge	2	39	—	N/M		N/M

Total non-interest expenses	8,981	8,267	6,728	9		33

Pre-tax loss from continuing operations	(21,532)	(8,251)	(14,920)	N/M		N/M
Income tax benefit	(6,237)	(3,131)	(4,623)	N/M		N/M

Net loss from continuing operations	(15,295)	(5,120)	(10,297)	N/M		N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(31)	(53)	795	N/M		N/M
Income tax (benefit)/expense	(15)	(21)	331	N/M		N/M

Net (loss)/earnings from discontinued operations	(16)	(32)	464	N/M		N/M

Net loss	$(15,311)	$(5,152)	$ (9,833)	N/M		N/M

Preferred stock dividends	$ 139	$ 2,319	$ 73	N/M		90

Net loss applicable to common stockholders	$(15,450)	$(7,471)	$ (9,906)	N/M		N/M

Basic loss per common share from continuing operations	(9.61)	(5.56)	(12.57)	N/M		N/M
Basic (loss)/earnings per common share from discontinued operations	(0.01)	(0.02)	0.56	N/M		N/M

Basic loss per common share	$ (9.62)	$ (5.58)	$ (12.01)	N/M		N/M
Diluted loss per common share from continuing operations	(9.61)	(5.56)	(12.57)	N/M		N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.01)	(0.02)	0.56	N/M		N/M

Diluted loss per common share	$ (9.62)	$ (5.58)	$ (12.01)	N/M		N/M
Average shares used in computing earnings per common share
Basic	1,606.6	1,339.0	825.0	20		95
Diluted	1,606.6	1,339.0	825.0	20		95

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2)	Includes $2.3 billion related to goodwill impairment and approximately $0.9 billion of litigation accruals recorded in 4Q08.

Merrill Lynch & Co., Inc. Preliminary Unaudited Earnings Summary	Attachment II

(In millions, except per share amounts)

	For the Year Ended		Percent Inc / (Dec)
	Dec. 26 2008	Dec. 28 2007
Revenues
Principal transactions	$(26,183)	$(12,067)	N/M	%
Commissions	6,895	7,284	(5)
Managed accounts and other fee-based revenues	5,544	5,465	1
Investment banking	3,733	5,582	(33)
Earnings from equity method investments	4,513	1,627	177
Other (1)	(9,700)	(2,190)	N/M

Subtotal	(15,198)	5,701	(367)

Interest and dividend revenues	33,039	56,974	(42)
Less interest expense	29,558	51,425	(43)

Net interest profit	3,481	5,549	(37)

Revenues, net of interest expense	(11,717)	11,250	N/M

Non-interest expenses
Compensation and benefits	15,000	15,903	(6)
Communications and technology	2,201	2,057	7
Occupancy and related depreciation	1,267	1,139	11
Professional fees	1,058	1,027	3
Brokerage, clearing, and exchange fees	1,394	1,415	(1)
Advertising and market development	652	785	(17)
Office supplies and postage	215	233	(8)
Other (2)	4,705	1,522	209
Payment related to price reset on common stock offering	2,500	—	N/M
Restructuring charge	486	—	N/M

Total non-interest expenses	29,478	24,081	22

Pre-tax loss from continuing operations	(41,195)	(12,831)	N/M

Income tax benefit	(14,177)	(4,194)	N/M

Net loss from continuing operations	(27,018)	(8,637)	N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(141)	1,397	N/M
Income (benefit)/tax expense	(80)	537	N/M

Net (loss)/earnings from discontinued operations	(61)	860	N/M

Net loss	$(27,079)	$ (7,777)	N/M

Preferred stock dividends	$2,869	$ 270	N/M

Net loss applicable to common stockholders	$(29,948)	$ (8,047)	N/M

Basic loss per common share from continuing operations	(24.39)	(10.73)	N/M
Basic (loss)/earnings per common share from discontinued operations	(0.05)	1.04	N/M

Basic loss per common share	$(24.44)	$ (9.69)	N/M

Diluted loss per common share from continuing operations	(24.39)	(10.73)	N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.05)	1.04	N/M

Diluted loss per common share	$(24.44)	$ (9.69)	N/M

Average shares used in computing earnings per common share
Basic	1,225.6	830.4	48
Diluted	1,225.6	830.4	48

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2)	Includes $2.3 billion related to goodwill impairment recorded in 4Q08, approximately $1.1 billion of litigation accruals and $0.5 billion associated with the auction rate securities repurchase program.

Merrill Lynch & Co., Inc. Preliminary Segment Data (unaudited)	Attachment III

(Dollars in millions)

	For the Three Months Ended			Percent Inc / (Dec)				For the Year Ended		Percent Inc / (Dec)
	Dec. 26, 2008	Sept. 26, 2008	Dec. 28, 2007	4Q08 vs. 3Q08		4Q08 vs. 4Q07		Dec. 26, 2008	Dec. 28, 2007
Global Markets & Investment Banking
Global Markets
FICC	$(14,573)	$(9,943)	$(15,155)	N/M	%	N/M	%	$(35,962)	$(15,873)	N/M	%
Equity Markets	(1,774)	6,030	2,171	N/M		N/M		7,866	8,286	(5)

Total Global Markets net revenues	(16,347)	(3,913)	(12,984)	N/M		N/M		(28,096)	(7,587)	N/M
Investment Banking (1)
Origination:
Debt	151	182	217	(17)		(30)		931	1,550	(40)
Equity	296	214	375	38		(21)		1,047	1,629	(36)
Strategic Advisory Services	271	354	559	(23)		(52)		1,317	1,740	(24)

Total Investment Banking net revenues	718	750	1,151	(4)		(38)		3,295	4,919	(33)

Total net revenues	(15,629)	(3,163)	(11,833)	N/M		N/M		(24,801)	(2,668)	N/M

Non-interest expenses before restructuring charge	5,793	2,833	4,044	104		43		14,912	13,677	9

Restructuring charge	2	18	—	N/M		N/M		331	—	N/M

Pre-tax (loss) / earnings from continuing operations	(21,424)	(6,014)	(15,877)	N/M		N/M		(40,044)	(16,345)	N/M

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	(21,422)	(5,996)	(15,877)	N/M		N/M		(39,713)	(16,345)	N/M

Pre-tax profit margin	N/M	N/M	N/M					N/M	N/M

Pre-tax profit margin, before restructuring charge	N/M	N/M	N/M					N/M	N/M

Global Wealth Management
Global Private Client
Fee-based revenues	$ 1,387	$ 1,568	$ 1,656	(12)		(16)		$ 6,171	$ 6,278	(2)
Transactional and origination revenues	761	729	972	4		(22)		3,313	3,887	(15)
Net interest profit and related hedges(2)	558	587	565	(5)		(1)		2,387	2,318	3
Other revenues	(7)	110	116	N/M		N/M		288	416	(31)

Total Global Private Client net revenues	2,699	2,994	3,309	(10)		(18)		12,159	12,899	(6)

Global Investment Management net revenues	(64)	241	286	N/M		N/M		669	1,122	(40)

Total net revenues	2,635	3,235	3,595	(19)		(27)		12,828	14,021	(9)

Non-interest expenses before restructuring charge	2,396	2,461	2,681	(3)		(11)		10,357	10,391	(0)

Restructuring charge	—	21	—	N/M		N/M		155	—	N/M

Pre-tax (loss) / earnings from continuing operations	239	753	914	(68)		(74)		2,316	3,630	(36)

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	239	774	914	(69)		(74)		2,471	3,630	(32)

Pre-tax profit margin	9.1%	23.3%	25.4%					18.1%	25.9%

Pre-tax profit margin, before restructuring charge	9.1%	23.9%	25.4%					19.3%	25.9%

Corporate
Total net revenues	$ 443	$ (56)	$ 46	N/M		N/M		$ 256	$ (103)	N/M

Non-interest expenses before restructuring charge (3)	790	2,934	3	(73)		N/M		3,723	13	N/M

Restructuring charge	—	—	—	N/M		N/M		—	—	N/M

Pre-tax (loss) / earnings from continuing operations	(347)	(2,990)	43	N/M		N/M		(3,467)	(116)	N/M

Total
Total net revenues	$(12,551)	$ 16	$ (8,192)	N/M		N/M		$(11,717)	$ 11,250	N/M

Non-interest expenses before restructuring charge	8,979	8,228	6,728	9		33		28,992	24,081	20

Restructuring charge	2	39	—	N/M		N/M		486	—	N/M

Pre-tax (loss) / earnings from continuing operations	(21,532)	(8,251)	(14,920)	N/M		N/M		(41,195)	(12,831)	N/M

Pre-tax profit margin	N/M	N/M	N/M					N/M	N/M

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	A portion of Origination revenue is recorded in Global Wealth Management.
(2)	Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachment I and II.
(3)	For the year ended 2008 amounts include expenses of $2.5 billion related to the Temasek reset payment in 3Q08, $0.9 billion of litigation accruals recorded in 4Q08 and $0.5 billion associated with the auction rate securities repurchase program.

Merrill Lynch & Co., Inc. Consolidated Quarterly Earnings (unaudited)	Attachment IV

(In millions)

	4Q07	1Q08	2Q08	3Q08	4Q08
Revenues
Principal transactions	$(12,596)	$(2,418)	$(4,083)	$(6,573)	$(13,109)
Commissions
Listed and over-the-counter securities	1,294	1,319	1,221	1,220	1,066
Mutual funds	570	532	539	459	342
Other	60	38	51	66	42

Total	1,924	1,889	1,811	1,745	1,450
Managed accounts and other fee-based revenues
Portfolio service fees	902	892	852	857	764
Asset management fees	179	206	198	196	185
Account fees	120	117	116	115	108
Other fees	239	240	233	227	238

Total	1,440	1,455	1,399	1,395	1,295
Investment banking
Underwriting	717	543	841	490	546
Strategic advisory	550	374	317	355	267

Total	1,267	917	1,158	845	813
Earnings from equity method investments	531	431	111	4,401	(430)
Other (1)	(2,304)	(1,449)	(1,875)	(2,986)	(3,390)

Subtotal	(9,738)	825	(1,479)	(1,173)	(13,371)
Interest and dividend revenues	14,170	11,861	7,535	9,019	4,624
Less interest expense	12,624	9,752	8,172	7,830	3,804

Net interest profit	1,546	2,109	(637)	1,189	820

Revenues, net of interest expense	(8,192)	2,934	(2,116)	16	(12,551)

Non-Interest Expenses
Compensation and benefits	4,339	4,196	3,491	3,483	3,830
Communications and technology	597	555	566	546	534
Brokerage, clearing, and exchange fees	395	387	370	348	289
Occupancy and related depreciation	306	309	328	314	316
Professional fees	311	242	263	242	311
Advertising and market development	249	176	166	159	151
Office supplies and postage	64	57	55	48	55
Other	467	313	311	588	3,493
Payment related to common stock offering	—	—	—	2,500	—
Restructuring charge	—	—	445	39	2

Total Non-Interest Expenses	6,728	6,235	5,995	8,267	8,981

Pre-tax loss from continuing operations	(14,920)	(3,301)	(8,111)	(8,251)	(21,532)
Income tax benefit	(4,623)	(1,332)	(3,477)	(3,131)	(6,237)

Net loss from continuing operations	(10,297)	(1,969)	(4,634)	(5,120)	(15,295)

Discontinued operations:
Pre-tax earnings/(loss) from discontinued operations	795	(25)	(32)	(53)	(31)
Income tax expense/(benefit)	331	(32)	(12)	(21)	(15)

Net earnings/(loss) from discontinued operations	464	7	(20)	(32)	(16)

Net loss	$ (9,833)	$(1,962)	$(4,654)	$(5,152)	$(15,311)
Per Common Share Data

	4Q07	1Q08	2Q08	3Q08	4Q08
Loss from continuing operations - Basic	$ (12.57)	$ (2.20)	$ (4.95)	$ (5.56)	$ (9.61)
Loss from continuing operations - Diluted	(12.57)	(2.20)	(4.95)	(5.56)	(9.61)
Dividends paid	0.35	0.35	0.35	0.35	0.35
Book value	29.34	25.93	21.43	18.59	7.57
Adjusted book value (2)	N/M	28.93	24.94	18.90	8.24

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2)	Adjusted book value per common share is calculated by dividing: common stockholders’ equity after giving effect for conversion of convertible preferred on an “if-converted” basis by common shares outstanding adjusted for such conversion.

Merrill Lynch & Co., Inc. Supplemental Data (unaudited)	Attachment V

(Dollars in billions)

	4Q07	1Q08	2Q08	3Q08	4Q08
Client Assets
U.S.	$ 1,586	$ 1,479	$ 1,447	$ 1,333	$ 1,108
Non - U.S.	165	158	158	142	139

Total Client Assets	1,751	1,637	1,605	1,475	1,247

Assets in Annuitized-Revenue Products	655	607	630	580	466
Net New Money (1) (2)
All Client Accounts	$30	$6	$(5)	$(3)	$(10)

Annuitized-Revenue Products (3)	—	11	8	2	(10)
Balance Sheet Information: (4)
Short-term Borrowings	$ 24.9	$ 21.6	$ 19.1	$ 25.7	$ 31.2
Deposits	104.0	104.8	100.5	90.0	96.1
Long-term Borrowings	261.0	259.5	270.4	227.3	206.6
Junior Subordinated Notes (related to trust preferred securities)	5.2	5.2	5.2	5.2	5.3

Stockholders’ Equity: (4)
Preferred Stockholders’ Equity	4.4	11.0	13.7	8.6	8.6
Common Stockholders’ Equity	27.5	25.5	21.1	29.8	12.1

Total Stockholders’ Equity	31.9	36.5	34.8	38.4	20.7
Full-Time Employees (5)	64,200	63,100	60,000	60,900	58,500

Financial Advisors	16,740	16,660	16,690	16,850	16,090

Common shares outstanding (in millions):
Weighted-average - basic	825.0	974.1	984.1	1,339.0	1,606.6
Weighted-average - diluted	825.0	974.1	984.1	1,339.0	1,606.6
Period-end	939.1	985.1	985.4	1,600.1	1,600.1

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.
(2)	Net new money has been restated to include net inflows of assets which are not held in custody but generate fee revenue.
(3)	Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.
(4)	Balance Sheet Information and Stockholders’ Equity are estimated for 4Q08.
(5)	Excludes full-time employees on salary continuation severance.

Merrill Lynch & Co., Inc. (Unaudited)	Attachment VI

(Dollars in millions)

U.S. Super Senior ABS CDO Exposure	Long	Short(1)	Net
September 26, 2008	$ 6,381	$(5,295)	$1,086
4Q Exposure Changes:
Sale of CDO’s and terminations of hedges	(3,228)	3,228	—
Gains / (Losses)	(1,191)	822	(369)
Liquidations / Amortization	(158)	149	(9)

December 26, 2008	$ 1,804	$(1,096)	$ 708

(1)	Hedges are affected by a variety of factors that impact the degree of their effectiveness. These factors may include differences in attachment point, timing of cash flows, control rights, limited recourse to counterparties and other basis risks. As of December 26, 2008, Merrill Lynch’s secondary trading exposure was ($281) million compared to ($273) million at September 26, 2008.

Credit Default Swaps with Financial Guarantors on U.S. Super Senior ABS CDOs	Notional of CDS	Potential Exposure	Mark-to-Market Prior to Credit Valuation Adjustments	Life-to-Date Credit Valuation Adjustments	Carrying Value
September 26, 2008	$(2,851)	$(810)	$2,041	$(613)	$1,428
4Q Activity	20	332	312	(282)	30

December 26, 2008	$(2,831)	$(478)	$2,353	$(895)	$1,458

Credit Default Swaps with Financial Guarantors (Excluding U.S. Super Senior ABS CDO)	Notional of CDS (1)	Potential Exposure (2)	Mark-to-Market Prior to Credit Valuation Adjustments (3)	Life-to-Date Credit Valuation Adjustments (4)	Carrying Value
By counterparty credit quality (5)
AAA	$(17,293)	$(13,718)	$ 3,575	$ (804)	$2,771
AA	(16,672)	(11,851)	4,821	(1,832)	2,989
A	(1,197)	(879)	318	(118)	200
BBB	(5,570)	(4,522)	1,048	(440)	608
Non-investment grade or unrated	(9,581)	(6,570)	3,011	(1,809)	1,202

Total financial guarantor exposures for ABS CDOs	$(50,313)	$(37,540)	$12,773	$(5,003)	$7,770

(1)	The gross notional amount of CDS purchased as protection to hedge predominantly Corporate CDO, CLO, RMBS and CMBS exposure was $50.3 billion and $58.0 billion at December 26, 2008, and September 26, 2008, respectively. This decline was due to terminations, foreign exchange revaluations and amortization of the underlying reference entities on the CDS. Amounts do not include exposure with financial guarantors on U.S. Super Senior ABS CDO’s which are reported separately above.
(2)	The notional of the total CDS, net of gains prior to credit valuation adjustments, was $37.5 billion and $51.4 billion at December 26, 2008 and September 26, 2008, respectively.
(3)	Represents life-to-date mark-to-market gains prior to credit valuation adjustments. Balance was $12.8 billion and $6.6 billion as of December 26, 2008 and September 26, 2008, respectively. This increase was largely driven by further deterioration of U.S. CMBS and CLO underlying assets.
(4)	Represents life-to-date credit valuation adjustments. Balance was $5.0 billion and $2.1 billion as of December 26, 2008 and September 26, 2008, respectively.
(5)	Represents S&P rating band as of December 26, 2008.

Merrill Lynch & Co., Inc. (Unaudited)	Attachment VII

	Net exposures as of Sep. 26, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Dec. 26, 2008	Percent Inc/(Dec)
Residential Mortgage-Related (excluding U.S. Banks investment securities portfolio):

U.S. Prime (2)	$34,637	$ 101	$ 61	$34,799	0%

Other Residential:
U.S. Sub-prime	295	(113)	13	195	(34)%
U.S. Alt-A	25	(18)	20	27	8%
Non-U.S.	4,644	(250)	(1,014)	3,380	(27)%

Total Other Residential (3)	$ 4,964	$(381)	$ (981)	$ 3,602	(27)%

(1)	Represents U.S. Prime originations, foreign exchange revaluations, hedges, paydowns, changes in loan commitments and related funding.
(2)	As of December 26, 2008, net exposures include approximately $31.1 billion of prime loans originated with GWM clients (of which $15.0 billion were originated by First Republic Bank).
(3)	Includes warehouse lending, whole loans and residential mortgage-backed securities.

	Net exposures as of Sep. 26, 2008	Net gains/(losses) reported in income (2)	Unrealized gains/(losses) included in OCI (pre-tax) (3)	Other net changes in net exposures (4)	Net exposures as of Dec. 26, 2008	Percent Inc/(Dec)
U.S. Banks Investment Securities Portfolio:
Sub-prime residential mortgage-backed securities	$ 2,702	$ (152)	$ (418)	$(119)	$ 2,013	(25)%
Alt-A residential mortgage-backed securities	3,498	(846)	(209)	(148)	2,295	(34)%
Commercial mortgage-backed securities	5,040	(99)	(2,407)	591	3,125	(38)%
Prime residential mortgage-backed securities	2,509	(48)	(464)	(152)	1,845	(26)%
Non-residential asset-backed securities	723	(2)	(92)	(3)	626	(13)%
Non-residential CDOs	486	(5)	(145)	(7)	329	(32)%
Agency residential asset-backed securities	492	(10)	—	(476)	6	(99)%
Other	207	—	(13)	(2)	192	(7)%

Total (1)	$15,657	$(1,162)	$(3,748)	$(316)	$10,431	(33)%

(1)	The December 26, 2008 net exposures include investment securities of approximately $6.0 billion recorded in a non-U.S. Banks legal entity.
(2)	Primarily represents losses on certain securities deemed to be other-than-temporarily impaired.
(3)	The cumulative, pre-tax balance in OCI related to this portfolio was approximately negative $9.3 billion as of December 26, 2008.
(4)	Primarily represents principal paydowns, sales and hedges.

	Net exposures as of Sep. 26, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Dec. 26, 2008	Percent Inc/(Dec)
Commercial Real Estate:
Whole Loans/Conduits	$ 6,128	$ (475)	$(1,808)	$3,845	(37)%
Securities and Derivatives	555	(187)	(194)	174	(69)%
Real Estate Investments (2)	6,136	(469)	18	5,685	(7)%

Total Commercial Real Estate, excluding First Republic Bank	$12,819	$(1,131)	$(1,984)	$9,704	(24)%

First Republic Bank	$ 2,933	$ 12	$ 174	$3,119	6%

(1)	Primarily represents sales, paydowns and foreign exchange revaluations.
(2)	The Company makes equity and debt investments in entities whose underlying assets are real estate. The Company consolidates those entities in which we are the primary beneficiary in accordance with FIN No. 46-R, Consolidation of Variable Interest Entities (revised December 2003)—an interpretation of ARB No. 51. The Company does not consider itself to have economic exposure to the total underlying assets in those entities. The amounts presented are the Company’s net investment and therefore exclude the amounts that have been consolidated but for which the Company does not consider itself to have economic exposure.